American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated March 1, 2020 ■ Statement of Additional Information dated May 1, 2019
The following entry is added for Scott Marolf in the Accounts Managed table on page 42 of the Statement of Additional Information.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Scott Marolf(1)	Number of Accounts	3	2	1
	Assets	$9.6 billion(2)	$608.3 million	$462.3 million
1 Information is provided as of February 21, 2020.
2 Includes $5.9 million in VP Growth.
The following is added as the second sentence under Ownership of Securities on page 44 of the Statement of Additional Information. As of February 21, 2020, Scott Marolf did not beneficially own shares of VP Growth.

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CL-SPL-95986 2003